UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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CREDIT SUISSE HIGH YIELD BOND FUND

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CREDIT SUISSE HIGH YIELD BOND FUND

One Madison Avenue

11th Floor

New York, New York 10010

(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2017

TO THE SHAREHOLDERS OF

CREDIT SUISSE HIGH YIELD BOND FUND:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse High Yield Bond Fund (NYSE MKT: DHY) (the “Fund”) will be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, (between East 23rd and 24th Streets) 11th Floor, New York, New York 10010, on Tuesday, April 25, 2017, commencing at 4:00 p.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1) To elect one (1) Trustee of the Fund.

This item is discussed in greater detail in the attached Proxy Statement.

The close of business on March 10, 2017 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

This notice and related proxy material are first being mailed on or about March 17, 2017.

By Order of the Board of Trustees,

JOHN G. POPP

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 17, 2017

New York, New York

CREDIT SUISSE HIGH YIELD BOND FUND

One Madison Avenue

11th Floor

New York, New York 10010

Proxy Statement for the

Annual Meeting of Shareholders

To Be Held on Tuesday, April 25, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of Credit Suisse High Yield Bond Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, 11th Floor, New York, New York 10010 on Tuesday, April 25, 2017 (commencing at 4:00 p.m. Eastern Time) and at any adjournments thereof (the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”), or Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Broadridge for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about March 17, 2017.

The principal executive office of the Fund and Credit Suisse is One Madison Avenue, 10th Floor, New York, New York 10010. The principal executive office of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended October 31, 2016 has previously been furnished to all shareholders of the Fund. The Fund’s Annual Report is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares presented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those Proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker “non-vote” (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote “FOR” or “AGAINST” a matter. The election of a Trustee requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy; therefore, abstentions and broker non-votes will be disregarded.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of beneficial interest of capital stock (the “Shares”). On the record date, March 10, 2017, there were 100,027,208 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—	indicate your instructions on the Proxy;
—	date and sign the Proxy;
—	mail the Proxy promptly in the enclosed envelope; and
—	allow sufficient time for the Proxy to be received and processed on or before 4:00 p.m. Eastern Time on April 25, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Tuesday, April 25, 2017. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2016 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 10th Floor, New York, NY 10010, or call 1-800-293-1232. You also may call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF TRUSTEES

The only proposal to be submitted at the Meeting will be the election of one (1) Trustee of the Fund to hold office for the term set forth below and until her successor is elected and qualified.

Pursuant to the Fund’s Agreement and Declaration of Trust, the Board is divided into three classes, each class having a term of no more than three years. Each year the term of one class will expire. Terry F. Bovarnick has been nominated for election to the Board for the class and term as set forth opposite her name below:

Terry F. Bovarnick	Class III	Three-year term to expire at the Fund’s 2020 Annual Meeting

Ms. Bovarnick currently serves as a Trustee of the Fund. James J. Cattano and Steven N. Rappaport are Class I Trustees whose terms will expire at the Fund’s 2018 Annual Meeting of Shareholders. Lawrence J. Fox and John G. Popp are Class II Trustees whose terms will expire at the Fund’s 2019 Annual Meeting of Shareholders.

The nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominee for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund’s officers will end at the Board’s meeting next following the Meeting. Trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Non-Interested Trustees.”

TRUSTEES/NOMINEES

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years

Non-Interested Nominee for Trustee:

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1958	Trustee; Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2017 annual meeting	Currently retired.	2	None

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years

Non-Interested Trustees:

James J. Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1943	Trustee; Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2018 annual meeting	President of Coastal Trade Corporation (international commodity trade) from October 2009 to September 2013; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1943	Trustee; Nominating Committee Member	Since 2001; current term ends at the 2019 annual meeting	Partner of Schoeman, Updike & Kaufman LLP since 2017; Partner of Drinker Biddle & Reath (law firm) from 1972 to 2017; Lecturer at Yale Law School since 2009.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation of America (a manufacturing company).

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Chairman from 2012 and Trustee since 2005; current term ends at the 2018 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings).	11	Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (18 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources LLC (plywood manufacturing company) from 2003 to October 2013.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years

Interested Trustee:

John G. Popp** Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee; Chief Executive Officer and President	Trustee since 2012; Chief Executive Officer and President since 2010; current term ends at the 2019 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	2	Director of Credit Suisse Asset Management Income Fund, Inc. (a closed-end investment company).

*	Subject to the Fund’s retirement policy, no Trustee shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee.
**	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

OFFICERS THAT ARE NOT TRUSTEES

Name, Address and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 1998; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer	Since 2016	Director of Credit Suisse since August 2016; Senior Consultant at Spectra Professional Services, LLC from January 2012 to July 2016; Vice President at Legg Mason & Co. March 2007 to December 2011; Officer of other Credit Suisse Funds.

Name, Address and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1980	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015; Officer of other Credit Suisse Funds.

Qualification of Board of Trustees/Nominees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Non-Interested Trustees

Terry F. Bovarnick. Ms. Bovarnick has been a Trustee since 2006. In addition, she has over 30 years of executive and business experience in the investment industry. Ms. Bovarnick also serves on the board of directors of another closed-end fund in the Fund Complex.

James J. Cattano. Mr. Cattano has been a Trustee since 2006, and was Chairman of the Audit Committee from 2009 to 2012. In addition, he has over 40 years of executive and business and academic experience in the international trading and manufacturing industry. Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox. Mr. Fox has been a Trustee since 2001. In addition, he has over 40 years of experience as an attorney. Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport. Mr. Rappaport has been a Trustee since 2005, Chairman of the Board of Trustees since 2012 and Chairman of the Nominating Committee since 2012. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Interested Trustee

John G. Popp. Mr. Popp has been a Trustee since 2012. He is a Managing Director of Credit Suisse. He is the Global Head and Chief Investment Officer of the Credit Investments Group. Mr. Popp has been associated with Credit Suisse since 1997. He has over 30 years of business experience in the financial services industry. Mr. Popp also serves as Chief Executive Officer and President of all of the funds in the Credit Suisse Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominee for Trustee:
Terry F. Bovarnick	D	D
Non-Interested Trustees:
James J. Cattano	E	E
Lawrence J. Fox	E	E
Steven N. Rappaport	E	E
Interested Trustee:
John G. Popp	C	E

*	Key to Dollar Ranges:

A.	None
B.	$1- $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)	This information has been furnished by each Trustee as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).

(2)	The Fund’s Trustees and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)	“Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2016, none of the nominees for election to the Board, the other Non-Interested Trustees or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended October 31, 2016, each Non-Interested Trustee received an annual fee of $18,000 and $2,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2016 to all such Non-Interested Trustees was $138,500. The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. The Trustees have approved a compensation plan that permits each Non-Interested Trustee entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

During the fiscal year ended October 31, 2016, the Board convened six times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Trustee.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of five members, each of whom, other than Mr. Popp, is a Non-Interested Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, a Non-Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the

Board and to act as a liaison with Credit Suisse, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Trustees, except for Lawrence Fox and John Popp, constitute the Fund’s Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE MKT, LLC, formerly known as New York Stock Exchange Amex (the “NYSE MKT”)). The Audit Committee convened four times during the fiscal year ended October 31, 2016. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Trustees, except for John Popp, constitute the Fund’s Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of NYSE MKT). The Nominating Committee met three times during the fiscal year ended October 31, 2016. At a meeting of the Nominating Committee held on February 28, 2017, the Nominating Committee (with the nominee abstaining from voting) nominated Terry F. Bovarnick for a three-year term. The Nominating

Committee selects and nominates new Trustees. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A to this proxy statement). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Appendix B to this proxy statement), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by KPMG LLP (“KPMG”) to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended October 31, 2016. The Audit Committee has also met with the Fund’s independent registered public accounting firm, KPMG, and discussed with them certain matters required by Statement of Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls. The Audit Committee has received from KPMG the letter required by the SEC’s independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with KPMG their independence and has considered whether the provision of services by KPMG to the Fund, Credit Suisse and its affiliates was compatible with maintaining KPMG’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2016 Annual Report to Shareholders for the fiscal year ended October 31, 2016 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Enrique R. Arzac

Terry F. Bovarnick

James J. Cattano

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 24, 2015, the Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. The reports of PwC on the Fund’s financial statements as of and for the fiscal year ended October 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal year ended October 31, 2014 and during the period from the end of the fiscal year ended October 31, 2014 through February 24, 2015, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such periods. During the Fund’s fiscal year ended October 31, 2014 and during the period from the end the fiscal year ended October 31, 2014 through February 24, 2015, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act). The Fund previously provided PwC with a copy of the foregoing disclosure and requested that PwC furnish the Fund with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of PwC’s letter dated March 2, 2015 was filed as Exhibit 16.1 to the Fund’s Current Report on Form 8-K filed on March 2, 2015 with the SEC.

On February 24, 2015, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2015. During the Fund’s fiscal year ended October 31, 2014 and during the period from the end of fiscal year ended October 31, 2014 through February 24, 2015, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the 1934 Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

At a meeting held on November 15, 2016, the Fund’s Audit Committee approved the selection of KPMG as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2016. KPMG has been the Fund’s independent registered public accounting firm since 2015, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of KMPG will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below provides for services, all approved by the Audit Committee, rendered to the Fund by KPMG, the Fund’s current independent registered public accounting firm, for its fiscal years ended October 31, 2015 and October 31, 2016.

	2015	2016

Audit Fees	$33,000	$35,617

Audit-Related Fees(1)	$29,000	$4,773

Tax Fees(2)	$3,100	$3,255

All Other Fees	$0	$3,500

Total	$65,100	$47,145

(1)	Services include agreed-upon procedures in connection with the Fund’s semi-annual financial statements $4,000 in 2015 and $4,773 in 2016 to KPMG; and $15,000 for issuance of comfort letter in 2015 by PwC. Also includes $10,000 paid to KPMG in 2015 for the issuance of a consent letter in connection with the Fund’s registration statement on Form N-2.

(2)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by KPMG for fiscal years ended October 31, 2015 and October 31, 2016 for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers were $0 and $0, respectively.

All of the services described above were pre-approved by the Audit Committee.

COMPENSATION

The following table shows certain compensation information for the Trustees for the fiscal year ended October 31, 2016. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund’s executive officers or Trustees who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Trustee or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustee or Nominee*
Non-Interested Nominee for Trustee:
Terry F. Bovarnick	$26,500	$52,000
Non-Interested Trustees:
Enrique R. Arzac**	$28,500	$145,375
James J. Cattano	$26,500	$52,000
Lawrence J. Fox	$25,500	$51,000
Steven N. Rappaport	$31,500	$168,875

*	11 funds comprise the Fund complex. See the “Trustees” table for the number of funds each Trustee serves.
**	Mr. Arzac retired as a Trustee on February 28, 2017.

THE FUND’S BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE FUND’S NOMINEE FOR TRUSTEE.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of February 15, 2017, to the Fund’s knowledge the following shareholder beneficially owned over 5% of the Fund’s shares:

Name and Address	Number of Shares Beneficially Owned		Percent of Share Class
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	14,337,535	*	14.35%

*	As stated in Schedule 13G/A filed with the SEC on January 13, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2016, such forms were filed on a timely basis.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy material relating to its 2018 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 1, 2017. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Suisse High Yield Bond Fund c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, New York 10010 not later than 120 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2018 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: One Madison Avenue, 10th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

APPENDIX A

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1.    PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

—	the nomination of new Directors.

—	the evaluation of the Board and its committee structure.

SECTION 2.    MEMBERSHIP

(a)	The Committee for each Fund shall consist of all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

(b)	The Committee shall appoint its Chairperson by a majority vote of its members.

(c)	The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3.    NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a)

In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. In addition, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b)	The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4.    ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a)	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b)	The Committee may retain and terminate a search firm to identify director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

(c)	The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d)	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5.    PROCEDURAL MATTERS

(a)	The Committee shall meet at least once a year.

(b)	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c)	The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund’s website.

(d)	The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 24, 2016

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Gold and Income Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Emerging Markets Equity Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

APPENDIX B

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

•     assist Board oversight of

1.	the integrity of the Fund’s financial statements

2.	the independent auditor’s qualifications and independence

3.	the performance of the Fund’s independent auditors

4.	the Fund’s compliance with legal and regulatory requirements

•     prepare an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any;

•     oversee the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

•     determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors;

•     pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•     act as a liaison between the Fund’s independent auditors and the Board.

The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

(a)     The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange’s independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

(b)     With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

(i)     that each member of the Audit Committee is “independent” pursuant to the governance standards of the New York Stock Exchange (“NYSE”) or applicable law or, in the case of a Fund whose securities are listed on the NYSE MKT (formerly known as (“NYSE Amex Equities”), pursuant to the governance standards of the NYSE MKT;

(ii)     that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

(iii)     that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the NYSE MKT, is “financially sophisticated” pursuant to NYSE MKT rules; and

(iv)     the adequacy of the Charter.

Duties and Powers

1.     To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b)     to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

(c)     to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit

1    The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers);

(d) to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

(e)     to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f)     to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(g)     to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h)     to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

(i)     to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j)     to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

(k)     at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

(l)     to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

(m)     to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n)     to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

(o)     to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

(p)     to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors.

2.     The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

4.     The Committee shall evaluate its performance under this Charter annually.

5.     The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

6.     This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the “non-interested” Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.     The Chief Executive Officer (the “CEO”) and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.     FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

(b)     The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund’s annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

(c)     If a Fund whose securities are listed on the NYSE MKT provides the NYSE MKT notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: Effective May 24, 2016

Meeting	Audit Committee Action	Full Board Action
1st Quarter meeting (covering 4th Quarter results)

•    12/31 year end Funds: discuss results of audit [1(e)]

•    12/31 year end Funds: review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]

•    12/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]

•    All closed-end Funds: determine ability of Audit Committee Members to serve on multiple Audit Committees

•    All Funds: Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and Qualifications (b)]

•    12/31 year end Funds: review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action
2nd Quarter meeting (covering 1st Quarter results)	• All Funds: undertake annual review of the adequacy of the Audit Committee Charter [5]	• All Funds: review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action
3nd Quarter meeting (covering 2nd Quarter results)	• No action required	• No action required

Meeting	Audit Committee Action	Full Board Action
4th Quarter meeting (covering 3rd Quarter results)

•    All Funds: presentation of proposed scope of audit [1(d)]

•    All Funds: discuss audit fees, non-audit services and engagement letters [1(c)]

•    All Funds: approve independent auditors

•    All Funds: Review auditor report on audit firm’s internal quality-control procedures, material issues, performance and independence [1(k)]

•    All Funds: Audit Committee self-evaluation [4]

Special Telephonic Meeting

•    10/31 year end Funds: discuss results of audit [1(e)]

•    10/31 year end Funds: review financial statements and recommend to full board that they be included in the annual report to shareholders [1(n)]

•    10/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]

• 10/31 year end Funds: review financial statements and approve inclusion in the respective annual report to shareholders [1(n)]

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Gold and Income Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Emerging Markets Equity Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

CREDIT SUISSE

HIGH YIELD BOND FUND

April 25, 2017

002CS-12817

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E22405-P90264 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR THE NOMINEE LISTED.	For	Withhold

1a. Terry F. Bovarnick	☐	☐

Terry F. Bovarnick is being nominated to serve a three-year term.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [if held Jointly] Date

TAG ID:	“Scanner Bar Code”	CUSIP: 22544F103

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.credit-suisse.com/us.

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▲ PLEASE FOLD HERE ▲	E22406-P90264

ANNUAL MEETING PROXY CARD

Credit Suisse High Yield Bond Fund

One Madison Avenue

11th Floor

New York, NY 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF CREDIT SUISSE HIGH YIELD BOND FUND

The undersigned hereby appoints Laurie Pecha and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Bond Fund (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, 11th Floor, New York, NY 10010, on April 25, 2017 at 4:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the Board’s nominee for Trustee named on the reverse side.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.